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                                                                   EXHIBIT 23.7

                        Consent of Independent Auditors

We consent to the inclusion herein of our report dated March 31, 2000, relating to the balance sheet of HighWind Software, Inc. as of December 31, 1998, and the related statements of operations, stockholders' deficit and cash flows for the year then ended, which report appears in this registration statement of Form S-4 of Phone.com, Inc. We also consent to the reference to our firm under the heading "Experts."

                                          /s/ KPMG LLP
                                          KPMG LLP

Boulder, Colorado

October 9, 2000